SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON D.C. 20549

                                      FORM 8-K

                              Current Report Pursuant

                           To Section 13 or 15(d) of the

                          Securities Exchange Act of 1934


Date of report (Date of earliest event reported)          November 16, 1999
                                                         (November 13, 1999)

     Protection One, Inc.               Protection One Alarm Monitoring, Inc.
  (Exact Name of Registrant                  (Exact Name of Registrant
   as Specified in Charter)                   as Specified in Charter)

          Delaware                                   Delaware
 (State or Other Jurisdiction               (State or Other Jurisdiction
      of Incorporation)                          of Incorporation)

          0-247802                                   33-73002-1
  (Commission File Number)                    (Commission File Number)

         93-1063818                                  93-1065479
      (I.R.S. Employer                            (I.R.S. Employer
     Identification No.)                         Identification No.)

600 Corporate Pointe, 12th Floor            600 Corporate Pointe, 12th Floor
  Culver City, California 90230               Culver City, California 90230
 (Address of Principal Executive             (Address of Principal Executive
  Offices, Including Zip Code)                Offices, Including Zip Code)

        (310) 342-6300                              (310) 342-6300
 (Registrant's Telephone Number,             (Registrant's Telephone Number,
     Including Area Code)                        Including Area Code)

Item 5.  Other Events

     On November 13, 1999, Protection One, Inc. outlines amortization changes and announces third quarter results.

Item 7.  Financial Statements and Exhibits

     (c) Exhibits

          Exhibit 99.1 - Press release dated as of November 13, 1999, issued by Protection One, Inc.

                                     SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Protection One, Inc.

Date:   November 16, 1999                   By:  /s/ Anthony D. Somma
                                               Anthony D. Somma
                                            Chief Financial Officer



                                         Protection One Alarm Monitoring, Inc.

Date:   November 16, 1999                   By:  /s/ Anthony D. Somma
                                               Anthony D. Somma
                                            Chief Financial Officer

                                EXHIBIT INDEX


Exhibit Number                           Description of Exhibit

99.1                                    Press release dated as of November 13,
                                        1999, issued by Protection One, Inc.